                         UNITED STATES BANKRUPTCY COURT

                          EASTERN DISTRICT OF VIRGINIA

                          ____________________ DIVISION

In Re: PATHNET, INC.                  )          Chapter          11
                                       )
                                                  Case Number BK-01-12265

                           DEBTORS      )
----------------------------------------

MONTHLY OPERATING REPORT   Calendar Month  May 1, 2001  to May 31, 2001

                        FINANCIAL BACKGROUND INFORMATION

1.       ACCOUNTING BASIS:     Cash            Accrual  X

2.       PREPARER: State the name, address,  telephone number and position of the person(s) who actually compiled the information contained in this report.

     See attached
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

3.       NUMBER OF EMPLOYEES paid during this period:  198

4.       Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the
last reporting period?    Yes              No  X
                             ------------    ------------ .
If yes, explain below:

--------------------------------------------------------------------------------

5.       Are all BUSINESS LICENSES current? Yes     No  X   Not Applicable

6.       PRE-PETITION ACCOUNTS RECEIVABLE:

         Beginning Balance          $  1,577,415
                                      --------------
         Collected this Period            22,294
         Ending Balance                1,555,121

7.       POST-PETITION ACCOUNTS RECEIVABLE:

         0-30 Days: $1,114,356   31-60 Days:  $  686,010   Over 60 Days: $ -0-
                     ---------                 ---------                 --------

         If there are any POST-PETITION Accounts Receivable over 60 days, provide  schedule  AR  giving  a  listing  of  such  accounts  and  explain the delinquencies.

8.       POST-PETITION ACCOUNTS PAYABLE:

         0-30 Days: $  537,068  31-60 Days:  $  419,384     Over 60 Days: $ -0-
                     ---------                 --------                 --------

         If there are any POST-PETITION Accounts Payable over 30 days, provide
Schedule AP giving a listing of such accounts and explain the delinquencies.
                         SEE ATTACHMENT
9.       TAXES    Are all taxes being paid to the proper taxing authorities when
         due?   Yes            No     X   ,  On the attached
                   --------        -------

IRS Form 6123 report all tax deposits  made with any financial  institution  for federal  employment  taxes.  Be sure  the  form is  complete  and  signed  by an authorized employee of the receiving institution or taxing authority.  Attach to this report a completed  Form 6123 for each  deposit  made during the  reporting period.  Also attach copies of the monthly sales tax report,  payroll tax report and  unemployment  tax report with evidence of payment of BOTH FEDERAL AND STATE
TAXES.

10.      ESCROW ACCOUNTS.  Are you utilizing your tax account only for deposits
and payment of payroll and sales taxes?    Yes      No       .    N/A
                                              -----   ------
If no, explain:

-------------------------------------------------------------------------

11.      Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly
and are all current?  Yes   X         No        .
                          -----------   --------
Explain:
          --------------------------------------------

12.      INSURANCE EXPIRATION STATEMENT.  Policy expiration dates are:

         Auto and Truck                     Liability  May 26, 2002
                       -------------                    ------------------
         Fire                                   Workers Comp May 26, 2002
                       -----------------                     ---------------

13.      ACTIONS OF THE DEBTOR.     During the last month, did the debtor:

         (A)      Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
          Yes   X           No         .
               --------      --------
Explain:
          ----------------------------------------------------------------------

         (B)      Maintain such stock, inventory, raw materials, insurance,
         employees and other resources as are necessary to preserve and maintain
         the going-concern value of the assets of the debtor?  Yes X      No     .
                                                                  -------  -----
    Explain:
           ---------------------------------------------------------------------

14.           TRANSFER  OR SALE OF  PROPERTY.  Did the debtor or any person with control over any of the debtor's assets  transfer,  convey or abandon any of the debtor's  assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

Yes               No          X    .  Explain:
   ---------------    ------------           ---------------------------------

15.      PAYMENTS TO SECURED CREDITORS during reporting period:
(Attach additional sheets, if necessary)

------------------ ---------------------- --------------- ----------------- ------------------------
                   Frequency of Payments  Amount of Each   Next Payment Due
   Creditor        per Contract (mo, qtr)    Payment                              Post-Petition
                                                                                Payments Not Made
------------------ ---------------------- --------------- ----------------- ------------- ----------
                                                                                  No.         Amt.
   -0-

------------------ ---------------------- --------------- ----------------- ------------- ----------

16.      PAYMENTS TO PROFESSIONALS (Attorneys,  Accountants, Real Estate Agents,
Auctioneers, Appraisers, etc.) during reporting period:
(Attach additional sheets, if necessary.)

------------------------ ------------------------- --------------------------

     Professional               Service                        Amount
------------------------ ------------------------- --------------------------

     -0-

------------------------ ------------------------- --------------------------

17.      QUARTERLY U.S. TRUSTEE FEES paid during reporting period:    $-0-

18.      VERIFICATION:   I  declare  under  penalty  of  perjury  that  the
information  contained  in this monthly  operating  report  (including  attached schedules)  is true and  correct to the best of my  knowledge,  information  and belief.

Dated:       6-20-2001                              DEBTOR-IN-POSSESSION
         -----------------------------------

Name/Title  James M. Craig                         By  /S/ James M. Craig
            --------------------------------           -------------------------
Address:  11720 Sunrise Valley Drive
        ------------------------------------
   Reston, Virginia                               Phone 703-390-1000
--------------------------------------------            ------------------------

# 2  PREPARER

     Jeff Clincy
     Staff Accountant/Fixed asset Accountant
     11720 Sunrise Valley Drive
     Reston, VA 20191
     (703) 390-1000

     Najma Khan
     Director, Taxation and External Reporting
     11720 Sunrise Valley Drive
     Reston, VA 20191
     (703) 390-1000

     Michael Kinsley
     Tax Supervisor
     11720 Sunrise Valley Drive
     Reston, VA 20191
     (703) 390-1000

     Todd Morgan
     Staff Accountant/Inter-Company Analyst
     11720 Sunrise Valley Drive
     Reston, VA 20191
     (703) 390-1000

                                              EASTERN DISTRICT OF VIRGINIA

In re   Pathnet Inc.                                               CASE NO.   BK-01-12265
                                                                   REPORTING PERIOD:  MAY 31, 2001

                                                 MONTHLY OPERATING REPORT
                      File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                        FORM NO.         ATTACHED     ATTACHED
Schedule of Cash Receipts and Disbursements                                MOR-1              yes
     Bank Reconciliation (or copies of debtor's bank reconciliation        MOR-1 (CON'T)      yes
     Copies of bank statements                                                                yes
     Cash disbursements journals                                                              yes
Statement of Operations                                                    MOR-2              yes
Balance Sheet                                                              MOR-3              yes
Status of Postpetition Taxes                                               MOR-4              yes
    Copies of IRS Form 6123 or payment receipt                                                n/a
    Copies of tax returns filed during reporting period                                       n/a
Summary of Unpaid Postpetition Debts                                       MOR-4              yes
    Listing of aged accounts payable                                                          yes
Accounts Receivable Reconciliation and Aging                               MOR-5              yes
Debtor Questionnaire                                                       MOR-5              yes
--------------------------------------------------------------------------------------------------------------------------------
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------
Signature of Debtor                                                      Date

---------------------------------------
Signature of Joint Debtor                                                Date

/s/ James M. Craig
---------------------------------------
Signature of Authorized Individual*                                      Date 06-20-01

James M. Craig
---------------------------------------                                  Chief Financial Officer
Printed Name of Authorized Individual                                    Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                                                        FORM MOR
                                                                                                   (9/99)

IN RE  PATHNET INC.                                                          CASE NO.  BK-01-12265
                                         Debtor                              REPORTING PERIOD: MAY 31, 2001

                                       SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the
first report,  the amount should be the balance on the date the petition was filed.   The amounts reported in the "CURRENT MONTH - ACTUAL" column must
equal the sum of the four bank account columns.   The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL
REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal
must equal the total disbursements reported on this page.   A bank reconciliation must be attached for each account.  [See MOR-1 (CON'T)]

--------------------------------------------------------------------------------------------------------------------------------
                                         BANK ACCOUNTS                     CURRENT MONTH         CUMULATIVE FILING TO DATE
                             OPER.     PAYROLL  MEDICAL     OTHER        ACTUAL   PROJECTED         ACTUAL      PROJECTED*
CASH BEGINNING  OF MONTH    423,952    316,666  -65,594   6,573,253    7,248,277  6,532,524       7,956,042     7,956,042
                         ----------  --------- -------- -----------  -----------  ---------     -----------    ----------

RECEIPTS
CASH  SALES                                                                    0

ACCOUNTS RECEIVABLE          90,063                                       90,063    352,986         800,846       631,986
LOANS AND ADVANCES                                                             0                          0             0
SALE  OF  ASSETS                                                               0                          0             0
OTHER  DEPOSITS              45,593                 623                   46,217  2,874,000         216,132     2,874,000
TRANSFERS  (Wires)        3,000,000  1,460,544   82,000                4,542,544                  5,429,822             0
OTH (TRNSFR FROM MED. ESCROW)                     1,921                    1,921                     41,659             0
VOIDS                         9,161                 164                    9,325                    259,293             0
INTERCOMPANY SERVICES     1,402,293                                    1,402,293  2,010,000       1,402,293     2,643,114
INTEREST INCOME               2,740                          26,358       29,098     90,707          29,098        91,235
                         ----------  --------- -------- -----------  -----------  ---------     -----------    ----------
    TOTAL  RECEIPTS       4,549,850  1,460,544   84,703      26,358    6,121,461  5,327,693       8,179,143     6,240,335
                         ----------  --------- -------- -----------  -----------  ---------     -----------    ----------

DISBURSEMENTS
NET PAYROLL                           -962,254                          -962,254 -1,020,500      -1,918,043    -2,041,000
PAYROLL TAXES                         -473,646                          -473,646   -549,500      -1,002,615    -1,099,000
SALES, USE, & OTHER TAXES                                                      0                          0             0
INVENTORY PURCHASES                                                            0                          0             0
SECURED/ RENTAL/ LEASES    -111,746                                     -111,746   -467,000        -111,746      -700,500
MEDICAL CLAIM PAYMENTS                                                         0                    -82,140             0
ADMINISTRATIVE             -278,967    -49,639  -73,502                 -402,108   -671,606        -658,263    -1,053,266
SELLING                                                                        0                          0             0
OTHER                       -92,756                            -530      -93,286          0         -93,388             0
INTERCOMPANY SERVICES                                                          0                          0             0
CAPITAL EXPENDITURES                                                           0    -15,500               0       -16,500
OWNER DRAW **                                                                  0                          0             0
TRANSFERS (WIRE)         -1,542,544                      -3,000,000   -4,542,544                 -5,484,837             0
OTHER - TRANSFER TO POI    -527,437                                     -527,437                   -527,437             0
CONTINGENCY                                                                    0   -250,000               0      -400,000
PROFESSIONAL FEES                                                              0   -375,000               0      -375,000
EMPLOYEE RETENTION PLAN                                                        0   -875,000               0      -875,000
U.S. TRUSTEE  QUARTERLY FEES                                                   0                          0             0
COURT COSTS                                                                    0                                        0
                         ----------  --------- -------- -----------  -----------  ---------     -----------    ----------
TOTAL DISBURSEMENTS      -2,553,450 -1,485,539  -73,502  -3,000,530   -7,113,021 -4,224,106      -9,878,469    -6,560,266
                         ----------  --------- -------- -----------  -----------  ---------     -----------    ----------

NET CASH FLOW             1,996,400    -24,995   11,206  -2,974,172     -991,561  1,103,587      -1,699,327      -319,931
(RECEIPTS LESS DISBURSEMENTS)
                         ----------  --------- -------- -----------  -----------  ---------     -----------    ----------
CASH - END OF MONTH       2,420,352    291,671  -54,388   3,599,081    6,256,715  7,636,111       6,256,715     7,636,111
                         ----------  --------- -------- -----------  -----------  ---------     -----------    ----------

--------------------------------------------------------------------------------------------------------------------------------
*   THE BEGINNING PROJECTED CASH BALANCE AT THE FILING DATE IS THE ACTUAL CASH BALANCE AT APRIL 2, 2001. PROJECTED CASH INFLOWS
    AND OUTFLOWS ARE BASED ON THE CASH FORECAST PROVIDED TO THE TRUSTEE WITH THE INITIAL MONTHLY OPERATING REPORT.
**  COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                                               THE FOLLOWING SECTION MUST BE COMPLETED
--------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:   (FROM CURRENT MONTH  ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                                                             7,113,021
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                                                      $
    PLUS:   ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from escrow accounts)                       $
                                                                                                               ----------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                 7,113,021
                                                                                                               ----------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FORM MOR-1
                                                                                                                    (9/99)

In re  Pathnet Inc.                                                            Case No.  BK-01-12665
                                   Debtor                                      Reporting Period:  MAY 31, 2001

                                                  BANK RECONCILIATIONS
                                              CONTINUATION SHEET FOR MOR-1
A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

--------------------------------------------------------------------------------------------------------------------------------
                                          Operating             Payroll               Medical               Other

BALANCE PER BOOKS

BANK BALANCE                            See Attachment
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                    Date      Amount     Date      Amount      Date      Amount     Date      Amount

CHECKS OUTSTANDING                    Ck. #      Amount     Ch. #     Amount     Ck. #      Amount     Ck. #     Amount

--------------------------------------------------------------------------------------------------------------------------------

OTHER

                                                                                                                        FORM MOR-1 (CON'T)
                                                                                                               (9/99)

In re  Pathnet Inc.                                                         Case No.  BK-01-12265
                                    Debtor                                  Reporting Period.:  MAY 31, 2001

                                                 STATEMENT OF OPERATIONS
                                                    (Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               CUMULATIVE
REVENUES                                                                                   MONTH            FILING TO DATE
Gross Revenues                                                                             743,933               1,744,837
Less:  Returns and Allowances                                                                    0                       0
                                                                                        ----------             -----------
Net Revenue                                                                             $  743,933              $1,744,837
                                                                                        ----------             -----------
COST OF GOODS SOLD
Beginning Inventory                                                                              0                       0
Add: Purchases                                                                                   0                       0
Add: Cost of Labor                                                                         372,889                 650,333
Add: Other Costs (attach schedule)                                                         664,620                 981,825
Less: Ending Inventory                                                                           0                       0
                                                                                        ----------             -----------
Cost of Goods Sold                                                                       1,037,509               1,632,158
                                                                                        ----------             -----------
Gross Profit                                                                             $(293,576)               $112,679

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs                                                                 260,498                 377,104
Insider Compensation*                                                                      108,335                 216,668
Insurance                                                                                   57,142                  91,424
Management Fees/Bonuses
Office Expense                                                                              16,502                  29,619
Pension & Profit-Sharing Plans
Repairs and Maintenance                                                                        566                   2,754
Rent and Lease Expense                                                                     139,286                 292,392
Salaries/Commissions/Fees                                                                  992,084               2,018,385
Supplies                                                                                     3,476                   4,437
Taxes - Payroll                                                                             69,265                 152,445
Taxes - Real Estate                                                                        200,000                 400,000
Taxes - Other                                                                               60,527                  61,912
Travel and Entertainment                                                                    47,924                  72,099
Utilities                                                                                   61,178                  99,087
Other (attach schedule)                                                                 -1,655,078              -2,377,524
                                                                                        ----------             -----------
Total Operating Expenses Before Depreciation                                               361,704               1,440,803
Depreciation/Depletion/Amortization                                                       -282,475                -564,950
                                                                                        ----------             -----------
Net Profit (Loss) Before Other Income & Expenses                                         ($937,755)            ($1,893,072)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                              63,891                 381,488
Interest Expense                                                                          -197,133                -394,266
Other Expense (attach schedule)
                                                                                        ----------             -----------
Net Profit (Loss) Before Reorganization Items                                          ($1,070,997)             $1,905,850)
REORGANIZATION ITEMS
Professional Fees                                                                        1,000,000               2,000,000
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
                                                                                        ----------             -----------
Total Reorganization Expenses                                                            1,000,000               2,000,000
Income Taxes
                                                                                        ----------             -----------
Net Profit (Loss)                                                                      ($2,070,997)            ($3,905,850)
                                                                                        ----------             -----------

--------------------------------------------------------------------------------------------------------------------------------
*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                                                                FORM MOR-2
                                                                                                   (9/99)

In re  Pathnet Inc._                                            Case No.  BK-01-12265
                        Debtor                                  Reporting Period:  MAY 31, 2001

--------------------------------------------------------------------------------------------------------------------------------
                                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

                                                                                                        CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY                                                     MONTH               FILING TO DATE

OTHER COSTS
Lease expense (space, tower) & LEC Access charges                                340,955                  527,457
Maintenance                                                                      125,539                  214,117
Utility                                                                          290,931                  291,550
Warehousing costs                                                                  2,772                    5,880
Intercompany allocations                                                        -171,528                 -298,179
Other Costs                                                                       75,951                  241,000
                                                                               ---------                ---------
                                                       TOTAL                     664,620                  981,825
                                                                               ---------                ---------
OTHER OPERATIONAL EXPENSES
Cheap Stock Amortization                                                               0                  170,402
Intercompany Allocation for Services preformed for Pathnet Operating          -1,707,310               -2,670,745
Legal Expense/Accounting                                                               0                   -4,687
Misc Expense                                                                       1,289                    1,738
Temporary Services                                                                 7,773                  -11,926
Bank Charges                                                                         658                  -14,468
PPE Reserve                                                                       40,000                   40,000
Dues and Subscriptions                                                             2,512                    2,512
                                                                               ---------                ---------
                                                       TOTAL                  -1,655,078               -2,447,174
                                                                               ---------                ---------

OTHER INCOME
Interest Income Texaco Escrow                                                      1,149                    1,310
Interest Income BN Escrow                                                         11,466                   13,077
Interest Income Bank of NY                                                                                    709
Interest Income SunTrust investment account                                       45,973                   54,275
Interest Income Wilmington Trust                                                   5,041                    5,041
Void Checks - other income                                                                                248,226
Sale of Computer                                                                     263                      263
                                                                               ---------                ---------
                                                       TOTAL                      63,891                  381,488
                                                                               ---------                ---------
OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

--------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                                                                FORM MOR-2 (CON'T)
                                                                                         (9/99)

In re    Pathnet Inc.                                                    Case No.   BK-01-12265
                                            Debtor                       Reporting Period:    MAY 31, 2001

                                        BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.
--------------------------------------------------------------------------------------------------------------------------------
                                                       BOOK VALUE AT END OF       BOOK VALUE ON
                      ASSETS                         CURRENT REPORTING MONTH       PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                              6,256,715            7,956,042
Restricted Cash and Cash Equivalents **                       10,944,900           10,895,450
Accounts Receivable (Net)                                      3,221,488            1,845,880
Notes Receivable
Inventories
Prepaid Expenses                                                 581,483              649,520
Professional Retainers                                           600,000              600,000
Other Current Assets (attach schedule)                           119,713              104,743
                                                           -------------         ------------
TOTAL CURRENT ASSETS                                          21,724,299           22,051,635
                                                           -------------         ------------
PROPERTY AND EQUIPMENT
Real Property and Improvements                                15,446,446           15,739,608
Machinery and Equipment
Furniture, Fixtures and Office Equipment                       7,648,548            7,634,119
Leasehold Improvements                                           993,290              993,290
Vehicles
Less Accumulated Depreciation                                 -4,853,065           -4,288,116
                                                           -------------         ------------
TOTAL PROPERTY & EQUIPMENT                                    19,235,219           20,078,901
                                                           -------------         ------------
OTHER ASSETS
Loans to Insiders*                                           131,303,586          130,182,166
Other Assets (attach schedule)                                14,313,336           14,607,731
                                                           -------------         ------------
TOTAL OTHER ASSETS                                           145,616,922          144,789,897
                                                           -------------         ------------
TOTAL ASSETS                                                 186,576,440          186,920,433
                                                           =============          ===========

                                                       BOOK VALUE AT END OF       BOOK VALUE ON
           LIABILITIES AND OWNER EQUITY              CURRENT REPORTING MONTH      PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
Accounts Payable                                                 914,925
Taxes Payable (refer to FORM MOR-4)                              452,359
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment                                41,527
Secured Debt / Adequate Protection Payments
Professional Fees                                              2,000,000
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)                 103,896
                                                           -------------         ------------
TOTAL POSTPETITION LIABILITIES                                 3,512,707
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt                                               387,868,335          387,652,191
Deferred Expense                                                 653,990              632,984
Loans from insiders                                            7,983,195            7,983,195
                                                           -------------         ------------
TOTAL PRE-PETITION LIABILITIES                               396,317,520          396,268,370
                                                           -------------         ------------
TOTAL LIABILITIES                                            398,830,227          396,268,370
OWNER EQUITY
Capital Stock                                                    188,423              188,423
Additional Paid-In Capital                                    42,076,261           42,076,261
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                            -251,612,621         -251,612,621
Retained Earnings - Postpetition                              -3,905,850
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
                                                           -------------         ------------
NET OWNER EQUITY                                            -213,253,787         -209,347,937
                                                           -------------         ------------
TOTAL LIABILITIES AND OWNERS' EQUITY                         186,576,440          186,920,433
                                                           =============         ============
--------------------------------------------------------------------------------------------------------------------------------

                                                   .                               FORM MOR-3
*    "Insider" is defined in 11 U.S.C. Section 101(31).                                (9/99)

**   Restricted Cash: cash  that  is  restricted  for a  specific  use  and  not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re   Pathnet Inc.                                                           Case No.   BK-01-12265
                                   Debtor                                      Reporting Period:  MAY 31, 2001

                                           BALANCE SHEET - continuation sheet
--------------------------------------------------------------------------------------------------------------------------------
                                                                        BOOK VALUE AT END OF       BOOK VALUE ON
                           ASSETS                                     CURRENT REPORTING MONTH      PETITION DATE
Other Current Assets
          Interest Receivable Suntrust Investment account                          20,043                  5,660
          Employee Advances                                                         2,078                  3,377
          Deposits                                                                 95,530                 94,550
          Other Misc                                                                    0                      0
          Petty Cash                                                                2,062                  1,157
                                                                              -----------           ------------
                                                       Total                      119,713                104,743
                                                                              -----------           ------------
Other Assets
          Deferred Financing Costs                                             13,624,131             13,950,146
          Deferred Income- KN                                                     689,205                657,585
                                                                              -----------           ------------
                                                       Total                   14,313,336             14,607,731
                                                                              -----------           ------------

                                                                 BOOK VALUE AT END OF             BOOK VALUE ON
                LIABILITIES AND OWNER EQUITY                   CURRENT REPORTING MONTH            PETITION DATE
Other Postpetition Liabilities

          PSI Net Deposit                                                          25,000                      0
          Flexible spending account                                                13,868
          401K deferred compensation                                               43,918
          State fees                                                               21,110

                                                                              -----------           ------------
                                                       Total                      103,896                      0
                                                                              -----------           ------------
Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

----------------------------------------------------------------------------------------------------------------

                                                       FORM MOR-3 (CON'T) (9/99)

                                                                FORM MOR-3(CONT)
                                                                         ((9/99)

In re  Pathnet Inc.                                                               Case No. BK-01-12265
                              Debtor                                              Reporting Period: May 31, 2001

                                               STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

--------------------------------------------------------------------------------------------------------------------------------
                                              BEGINNING    AMOUNT                                               ENDING
                                                 TAX    WITHHELD OR       AMOUNT      DATE       CHECK NO.        TAX
                                             LIABILITY     ACCRUED          PAID      PAID        OR EFT       LIABILITY
--------------------------------------------------------------------------------------------------------------------------------
Federal
Withholding                                         -       238,635      (238,635)  5/15&5/31      eft                 0
FICA-Employee                                       -        93,990       (93,990)  5/15&5/31      eft                 0
FICA-Employer                                       -        93,989       (93,989)  5/15&5/31      eft                 0
Unemployment                                        -            11           (11)  5/15&5/31      eft                 0
Income
Other:_________________
                                             --------     ---------    ----------                               ---------
   Total Federal Taxes                                      426,625      (480,613)  See Attach
                                             --------     ---------    ----------                               ---------
STATE AND LOCAL
Withholding                                         -        46,882       (46,882)  5/15&5/31      eft
Sales                                          11,985         6,458        (2,198)  See Attach                     16,245
Excise
Unemployment                                        -           137                 5/15&5/31      eft
Real Property
Personal Property                             200,000       200,070       (24,041)  See Attach                    376,029
Other: Income and Franchise taxes                            60,156           (71)  See Attach                     60,085
                                             --------     ---------    ----------                               ---------
   Total State and Local                                    253,547       (73,192)
                                             --------     ---------    ----------                               ---------
TOTAL TAXES                                                 680,172      (499,817)                                452,359
                                             --------     ---------    ----------                               ---------
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                                           SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
--------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF DAYS PAST DUE
                                        Current       0-30          31-60         61-90        Over 90       Total
--------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                         511,180     403,745                                                  914,925
Wages Payable                                                                                                       0
Taxes Payable                            216,245     236,114                                                  452,359
Rent/Leases-Building                      25,888      15,639                                                   41,527                                            16,248
Rent/Leases-Equipment                                                                                               0
Secured Debt/Adequate Protection Payments                                                                           0
Professional Fees                      1,000,000   1,000,000                                                2,000,000
Amounts Due to Insiders*                                                                                            0
Other:__________________________          78,896      25,000                                                  103,896
Other:__________________________                                                                                    0
                                      ----------  ----------     ----------    -----------    -----------   ---------
TOTAL POSTPETITION DEBTS               1,832,208   1,680,498              0              0              0   3,512,707
                                      ----------  ----------     ----------    -----------    -----------   ---------
--------------------------------------------------------------------------------------------------------------------------------

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

*"Insider" is defined in 11 U.S.C. Section 101(31).                                                             FORM MOR-4
                                                                                                             (9/99)

In re  Pathnet Inc.                                                   Case No.  BK-01-12265
                              Debtor                                  Reporting Period: May 31, 2001_______

                       ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

--------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                       AMOUNT
Total Accounts Receivable at the beginning of the reporting period     $2,379,256
+ Amounts billed during the period                                     $1,066,295
- Amounts collected during the period                                     $90,063
                                                                       ----------
Total Accounts Receivable at the end of the reporting period           $3,355,488
                                                                       ----------

ACCOUNTS RECEIVABLE AGING                                                 AMOUNT
0 - 30 days old                                                        $1,114,356
31 - 60 days old                                                         $686,010
61 - 90 days old                                                         $274,749
91+ days old                                                           $1,280,372
                                                                       ----------
Total Accounts Receivable                                              $3,355,488
Amount considered uncollectible (Bad Debt)                               $134,000
                                                                       ----------
Accounts Receivable (Net)                                              $3,221,488
                                                                       ----------
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                                   DEBTOR QUESTIONNAIRE
--------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                 YES        NO
1.  Have any assets been sold or transferred outside the normal course of business
     this reporting period?  If yes, provide an explanation below.                                      X
2.  Have any funds been disbursed from any account other than a debtor in possession
     account this reporting period?  If yes, provide an explanation below.                              X
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
     below.                                                                                             X
4.  Are workers compensation, general liability and other necessary insurance
     coverages in effect?  If no, provide an explanation below.                               X
--------------------------------------------------------------------------------------------------------------------------------

A number of tax filings are pending, waiting for accounting information to be made available or checks to be released.

                                                                                 FORM MOR-5
                                                                                  (9/99)